UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2014

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	39-1679918
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Monster Beverage Corporation (the “Company”) was held on June 2, 2014, at which the following matters were submitted to a vote of the stockholders.

Proposal No. 1.  To elect eight directors of the Company to serve until the 2015 annual meeting of stockholders.

In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	121,689,266	7,966,833	7,049,659
Hilton H. Schlosberg	109,255,833	20,400,266	7,049,659
Mark J. Hall	119,420,440	10,235,659	7,049,659
Norman C. Epstein	122,798,790	6,857,309	7,049,659
Benjamin M. Polk	123,382,183	6,273,916	7,049,659
Sydney Selati	123,404,990	6,251,109	7,049,659
Harold C. Taber, Jr.	111,604,588	18,051,511	7,049,659
Mark S. Vidergauz	126,656,507	2,999,592	7,049,659

Proposal No. 2.  To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

In accordance with the results below, the appointment of Deloitte & Touche LLP was ratified and approved.

Votes For	Votes Against	Abstentions
132,426,389	3,664,681	614,688

Proposal No 3.  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,217,142	2,787,789	650,815	7,050,012

Proposal No 4.  To consider a stockholder proposal regarding an amendment to the Company’s organizational documents to require majority voting for the election of directors.

In accordance with the results below, the stockholder proposal regarding an amendment to the Company’s organizational documents to require majority voting for the election of directors was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,096,448	64,891,733	667,741	7,049,836

Proposal No 5.  To consider a stockholder proposal regarding board nominee requirements.

In accordance with the results below, the stockholder proposal regarding board nominee requirements was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,188,296	74,694,541	4,772,900	7,050,021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 4, 2014	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer